UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 25, 2011

RADIUS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53173	80-0145732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Broadway, 6th Floor

Cambridge, MA 02139

 (Address of principal executive offices) (Zip Code)

(781) 328-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATION OF AMENDMENT

The purpose of this Amendment No. 2 to our Current Report on Form 8-K filed with the Securities Exchange Commission on April 29, 2011, and amended by Amendment No.1 thereto, filed on September 30, 2011 (the “Form 8-K”), is to furnish Exhibit 10.1 to the Form 8-K which has been revised to include the Disclosure Schedules thereto. No other changes have been made to the Form 8-K other than those described above. This Amendment No. 2 does not reflect any subsequent events occurring after the original filing date of the Form 8-K, other than those described above, or modify or update in any way disclosures made in the Form 8-K.

Item 9.01.                     Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1                                    Agreement and Plan of Merger, dated April 25, 2011

Exhibit 10.2                                    Redemption Agreement, dated April 25, 2011 (1)

(1) Incorporated by reference to the Company’s Current Report on Form 8-K filed on April 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radius Health, Inc.

Date: October 24, 2011	By:	/s/ B. Nicholas Harvey

Name: B. Nicholas Harvey
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement and Plan of Merger, dated April 25, 2011
10.2	Redemption Agreement, dated April 25, 2011 (1)

(1) Incorporated by reference to the Company’s Current Report on Form 8-K filed on April 29, 2011.